PROSPECTUS
-------------------------------------------------------------------------------
                            SEPARATE ACCOUNT NO. 2
                    Variable Accumulation Annuity Contracts
                                   Issued By
                   Mutual of America Life Insurance Company
                                320 Park Avenue
                           New York, New York 10022
-------------------------------------------------------------------------------
The group variable accumulation annuity contracts ("Contracts") offered by Mutual of America Life Insurance Company (the "Insurance Company") and described in this Prospectus are designed to aid employees of states, agencies, instrumentalities or political subdivisions thereof, in retirement and long-term financial planning by providing monthly Benefit Payments which begin at a selected future date under an eligible deferred compensation plan and contract as provided by Section 457 of the Internal Revenue Code ("Code").

Participating employees under Contracts are referred to in this Prospectus as "Participants."

The Contracts permit Deferred Compensation deposits to be made by the Contractholder, generally, in whatever amounts and at whatever frequency is desired by a Participant under the Plan, subject to the limitations of Section
457. Deferred Compensation deposits may be accumulated on behalf of a Participant on a completely variable basis, a completely fixed basis, or a combination variable and fixed basis. The basic purpose of the variable accumulation aspect of the Contracts is to provide Participants with an opportunity to accumulate amounts toward retirement, or for other financial purposes, that will reflect the investment experience of one or more of the distinct funds comprising Mutual of America Separate Account No. 2 ("Separate Account") to which Contributions may be allocated. Deferred Compensation deposits under the Contracts may be allocated in whole or in part to any of the Funds of the Separate Account or to the General Account of the Insurance Company (the "Investment Alternatives").

The assets in each Fund of the Separate Account are invested in shares of:

-- one or more of the following eight Funds of Mutual of America Investment
  Corporation (the "Investment Company"): Money Market Fund, All America Fund, Equity Index Fund, Bond Fund, Short-Term Bond Fund, Mid-Term Bond Fund, Composite Fund and Aggressive Equity Fund;
-- one or more of the following three Fidelity Investments (R) portfolios:
  Equity-Income Portfolio of the Variable Insurance Products Fund and Contrafund and Asset Manager Portfolios of the Variable Insurance Products Fund II (collectively, the "Fidelity Portfolios");
-- one or more of the following three portfolios of Scudder Variable Life
  Investment Fund: Scudder Capital Growth Portfolio, Scudder Bond Portfolio, and Scudder International Portfolio (collectively, the "Scudder Portfolios");
-- the American Century VP Capital Appreciation Fund (formerly known as the
  TCI Growth Fund) of American Century Variable Portfolios, Inc.; and
-- the Calvert Responsibly Invested Balanced Portfolio of Acacia Capital
  Corporation.

The respective Prospectuses for the Investment Company, the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and the Calvert Responsibly Invested Balanced Portfolio, which are attached to this Prospectus, describe the investment objectives and policies of each of the variable accumulation Investment Alternatives, as well as the risks relating to investments in each such Investment Alternative.

The value of a Participant's interest in the Separate Account will depend upon the investment performance of the chosen Investment Alternative. THE INSURANCE COMPANY DOES NOT GUARANTEE THE INVESTMENT PERFORMANCE OF ANY FUND OF THE SEPARATE ACCOUNT. Accordingly, the Participant bears the entire investment risk for any amounts allocated to the Separate Account.

Amounts accumulated under the Contracts may be applied to provide monthly Benefit Payments on a fixed basis commencing at a future date selected by the Participant.

This Prospectus generally describes only the variable portion of the Contracts. For a brief summary of the fixed portion, see "The General Account."

This Prospectus sets forth the information that a prospective investor should know before investing. A Statement of Additional Information about the Contracts and the Separate Account is available free by writing the Insurance Company at the address above or by calling (212) 224-1600. The Statement of Additional Information, which has the same date as the Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.
-------------------------------------------------------------------------------
  THESE SECURITIES HAVE  NOT BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES
    AND  EXCHANGE  COMMISSION  NOR  HAS THE  COMMISSION  PASSED  UPON  THE
       ACCURACY OR ADEQUACY  OF THIS PROSPECTUS.  ANY REPRESENTATION TO
         THE
                        CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Please read this Prospectus carefully for details on the Contracts being offered and retain it for future reference. It is not valid unless attached to the current prospectus for the Investment Company, Fidelity Portfolios, Scudder Variable Life Investment Fund, American Century VP Capital
Appreciation Fund (formerly known as the TCI Growth Fund) and the Calvert Responsibly Invested Balanced Portfolio.
Dated: May 1, 1997

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
Table of Annual Expenses...............   4
Unit Value Information.................   6
Definitions............................   8
Summary................................  10
Mutual of America Life Insurance
 Company...............................  13
The Separate Account...................  14
Investments of the Separate Account....  14
Charges................................  19
 Administrative Charges................  19
 Distribution Expense Charge...........  19
 Mortality and Expense Risk Charge.....  20
 Portfolio Company Expenses............  20
The Group Contract.....................  22
 General...............................  22
 Deposits of Deferred Compensation.....  22
 Allocations of Deferred Compensation
  Deposits.............................  23
 Accumulation Units....................  23
 Transfers Among Investment
  Alternatives.........................  24
 Withdrawals...........................  25
 Death Benefits........................  25
 Benefit Payments......................  25

                                         PAGE
                                         ----
Discontinuance.........................   27
Postponement of Payments...............   27
Period After Annuity Commencement Date.   28
 General...............................   28
 Annuity Commencement Date.............   28
 Available Forms of Periodic Benefits..   29
 Amount of Periodic Benefit Payments...   30
 Small Benefit Payments................   30
The General Account....................   31
General Matters........................   32
Federal Tax Matters....................   34
Voting Rights..........................   35
Performance Information................   36
Funding and Other Changes..............   36
Other Variable Annuity Contracts.......   36
Table of Contents of the Statement of
 Additional Information................   37
Obtaining a Copy of the Statement of
 Additional Information................   37
Order Form For Statement of Additional
 Information...........................   37

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                           TABLE OF ANNUAL EXPENSES

                                        Investment
                                         Company
                                       All America,
                                          Bond,
                           Investment   Short-Term   Investment Investment Fidelity               Fidelity
                            Company       Bond,       Company    Company     VIP       Fidelity    VIP II    Scudder
                             Money    Mid-Term Bond,   Equity   Aggressive Equity-      VIP II     Asset     Capital Scudder
                             Market   and Composite    Index      Equity    Income    Contrafund  Manager    Growth   Bond
                           ---------- -------------- ---------- ---------- --------   ----------  --------   ------- -------
Contractowner
 Transaction
 Expenses
 Sales Load
  Imposed on
  Purchases......             None         None         None       None      None        None       None      None    None
 Deferred Sales
    Load.........             None         None         None       None      None        None       None      None    None
 Surrender Fees..             None         None         None       None      None        None       None      None    None
 Exchange Fee....             None         None         None       None      None        None       None      None    None
Annual Contract
 Fee(1)..........              $24          $24          $24        $24       $24         $24        $24       $24     $24
                              ====         ====         ====       ====      ====        ====       ====      ====    ====
Separate Account
 Annual Expenses
 (as a percentage
  of average
  account value)
 Mortality and
  Expense Risk
  Fees(2)........              .50%         .50%         .50%       .50%      .50%        .50%       .50%      .50%    .50%
                              ----         ----         ----       ----      ----        ----       ----      ----    ----
 Account Fees and Expenses
 Administrative Charges
  (after reim-
  bursement)(2)..              .40%         .40%         .40%       .40%      .40%        .40%       .40%      .40%    .40%
 Distribution
  Expense
  Charge(2)......              .35          .35          .35        .35       .35         .35        .35       .35     .35
                              ----         ----         ----       ----      ----        ----       ----      ----    ----
 Total Account
  Fees and
  Expenses.......              .75          .75          .75        .75       .75         .75        .75       .75     .75
                              ----         ----         ----       ----      ----        ----       ----      ----    ----
 Total Separate
  Account
  Expenses.......             1.25%        1.25%        1.25%      1.25%     1.25%       1.25%      1.25%     1.25%   1.25%
                              ====         ====         ====       ====      ====        ====       ====      ====    ====
Portfolio Company
 Annual Expenses
 (as a percentage
  of portfolio
  company average
  net assets)(3)
 Management Fees.              .25%         .50%        .125%       .85%      .51%        .61%       .64%     .475%   .475%
 Other Expenses
  (after reim-
  bursement)(3)..             None         None         None       None       .07         .13        .10%     .055    .135
                              ----         ----         ----       ----      ----        ----       ----      ----    ----
 Total Portfolio
  Company
  Expenses.......              .25%         .50%        .125%       .85%      .58%(4)     .74%(4)    .74%(4)   .53%    .61%
                              ====         ====         ====       ====      ====        ====       ====      ====    ====
                                           American     Calvert
                                          Century VP  Responsibly
                              Scudder      Capital     Invested
                           International Appreciation  Balanced
                           ------------- ------------ ------------
Contractowner
 Transaction
 Expenses
 Sales Load
  Imposed on
  Purchases......              None          None        None
 Deferred Sales
    Load.........              None          None        None
 Surrender Fees..              None          None        None
 Exchange Fee....              None          None        None
Annual Contract
 Fee(1)..........               $24           $24         $24
                           ============= ============ ============
Separate Account
 Annual Expenses
 (as a percentage
  of average
  account value)
 Mortality and
  Expense Risk
  Fees(2)........               .50%          .50%        .50%
                           ------------- ------------ ------------
 Account Fees and Expenses
 Administrative Charges
  (after reim-
  bursement)(2)..               .40%          .20%        .40%
 Distribution
  Expense
  Charge(2)......               .35           .35         .35
                           ------------- ------------ ------------
 Total Account
  Fees and
  Expenses.......               .75           .55         .75
                           ------------- ------------ ------------
 Total Separate
  Account
  Expenses.......              1.25%         1.05%       1.25%
                           ============= ============ ============
Portfolio Company
 Annual Expenses
 (as a percentage
  of portfolio
  company average
  net assets)(3)
 Management Fees.              .875%         1.00%        .71%
 Other Expenses
  (after reim-
  bursement)(3)..              .175          None         .13
                           ------------- ------------ ------------
 Total Portfolio
  Company
  Expenses.......              1.05%         1.00%        .84%(5)
                           ============= ============ ============

-------
(1) A monthly amount of $2.00 (but not to exceed 1/12 of 1% of the Account Value in any month) is charged with respect to each Participant under a Contract, regardless of the number of Investment Alternatives in which the Participant is invested. Such amount is deducted from the net assets, if any, in one or more of the Participant's Accounts or from such net assets which have been allocated to one or more Funds of the Separate Account in the order as described in "Charges--Administrative Charges" herein. The above table reflects such amount for a full year for each fund or portfolio as if no other Investment Alternatives were used. If the General Account is used, the fee is deducted from it and there would be no fee with respect to amounts allocated to any fund or portfolio. If the General Account is not used, but more than one fund or portfolio is used, then the second or additional fund(s) or portfolio(s) would not be charged. The employer may elect to pay this Additional Amount in which case no amount is deducted from the Participant's Account. See "Charges--Administrative Charges."
(2) In accordance with a Fund Participation Agreement, the investment adviser for American Century VP Capital Appreciation Fund reimburses the Insurance Company at an annual rate of up to .20% for Administrative Expenses. If the Fund Participation Agreement is terminated for sales of new Contracts, the investment advisers reimbursement obligation will terminate, and the administrative charge to the American Century VP Capital Appreciation Fund will be .40% instead of .20%. The Administrative Charges, Distribution Expense Charge and Mortality and Expense Risk Fees items are more fully described under "Charges--Administrative Charges"; "Charges--Distribution Expense Charge"; and "Charges--Mortality and Expense Risk Charge."
(3) The investment adviser for the Investment Company voluntarily limits the expenses of each Investment Company Fund to its investment advisory fee. The investment adviser for the American Century VP Capital Appreciation Fund pays the expenses of that Fund other than the investment advisory fee. The expenses of the Portfolio Companies are more fully described in the prospectuses of the Portfolio Companies, which are attached to this Prospectus.
(4) A portion of the brokerage commissions that these Portfolios pay was used to reduce their expenses. In addition, the Portfolios have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, total operating expenses for the VIP Equity-Income Portfolio and the VIP II Contrafund and Asset Manager Portfolios for 1996 would have been .56%, .71% and .73%, respectively.
(5) The expense ratio has been restated to reflect an increase in transfer agency expenses of 0.03% expected to be incurred in 1997. Management fees may be adjusted based on performance by the Portfolio's advisors, which could cause the fee to be as high as .85% or as low as .55%, depending on performance. The Portfolio indirectly pays expenses of 0.03%, and the Portfolio's total operating expenses for 1996 (after restatement) would have been .81% with reductions to reflect fees paid indirectly.

EXAMPLES

The examples below show the expenses that would be borne by a Participant, assuming a $1,000 investment and a 5% annual rate of return on assets. No surrender charge is imposed upon the surrender of a contract, and therefore the expenses would be the same whether or not the contract is surrendered at the end of the applicable time period.

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
Example for Investment Company Money Market
Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $18.42 $59.86  $108.09 $264.21
Example for Investment Company All America,
Bond, Short-Term Bond, Mid-Term Bond and Com-
posite Funds
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $21.00 $68.06  $122.60 $297.90
Example for Investment Company Equity Index
Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $17.13 $55.74  $100.76 $247.05
Example for Investment Company Aggressive Eq-
uity Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $24.59 $79.44  $142.61 $343.68
Example for Fidelity VIP Equity-Income Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $21.82 $70.67  $127.20 $308.51
Example for Fidelity VIP II Contra Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $23.46 $75.88  $136.36 $329.47
Example for Fidelity VIP II Asset Manager Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $23.46 $75.88  $136.36 $329.47
Example for Scudder Capital Growth Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $21.30 $69.04  $124.33 $301.89
Example for Scudder Bond Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $22.13 $71.65  $128.92 $312.46
Example for Scudder International Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $26.64 $85.89  $153.89 $369.13
Example for American Century VP Capital Appre-
ciation Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $24.08 $77.82  $139.77 $337.24
Example for Calvert Responsibly Invested Bal-
anced Fund
 You would pay the following expenses on a
  $1,000 investment, assuming 5% annual return
  on assets:................................... $24.49 $79.12  $142.04 $342.39

The purpose of the above table is to assist the Participant in understanding the various costs and expenses that a Participant will bear, directly or indirectly, and the table reflects the expenses of the Separate Account as well as the Investment Company Funds, the Fidelity VIP Equity-Income Portfolio, the Fidelity VIP II Asset Manager and Contrafund Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund) and the Calvert Responsibly Invested Balanced Portfolio as they were for the year ended December 31, 1996. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THE EXAMPLES WERE BASED. The annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. Each example also assumes an annual contract fee of $2.69 per $1,000 of value in the Separate Account based on an average account value of $8,932. See "Charges--Administrative Charges" for a description of how such fee would be deducted from the Investment Alternatives.

                            UNIT VALUE INFORMATION

Shown below is condensed financial information for an Accumulation Unit outstanding throughout the ten years during the period ended December 31, 1996. The information with respect to each of the years in the five years ended December 31, 1996, has been audited by the Funds' independent auditors, Arthur Andersen LLP. Each of the years in the periods ended December 31, 1991 were audited by the Funds' previous auditors. THE ALL AMERICA FUND (PREVIOUSLY CALLED THE "STOCK FUND") CHANGED ITS INVESTMENT OBJECTIVES AND POLICIES AND ADDED SUBADVISERS ON MAY 1, 1994. Prior to May 1, 1995, the Calvert Responsibly Invested Balanced Portfolio was known as the Calvert Socially Responsible Series. Prior to May 1, 1997, the American Century VP Capital Appreciation Fund was known as the TCI Growth Fund.

                                            INVESTMENT COMPANY MONEY MARKET FUND
                          -------------------------------------------------------------------------
                           1996   1995   1994   1993   1992   1991   1990   1989   1988   1987
                           ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Unit value, beginning of
year....................  $ 1.80 $ 1.72 $ 1.68 $ 1.65 $ 1.62 $ 1.54 $ 1.44 $ 1.33 $ 1.25 $ 1.18
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Unit value, end of
period..................  $ 1.87 $ 1.80 $ 1.72 $ 1.68 $ 1.65 $ 1.62 $ 1.54 $ 1.44 $ 1.33 $ 1.25
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Thousands of
accumulation units
outstanding, end of
period..................  17,511 17,502 17,653 15,815 16,545 15,656 13,972  8,570  4,870  2,778
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
                                           INVESTMENT COMPANY ALL AMERICA FUND
                          ---------------------------------------------------------------------
                           1996   1995   1994   1993   1992   1991   1990   1989   1988   1987
                           ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Unit value, beginning of
 year/period............  $ 4.52 $ 3.35 $ 3.36 $ 3.03 $ 2.97 $ 2.41 $ 2.47 $ 1.98 $ 1.82 $ 1.67
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Unit value, end of peri-
 od.....................  $ 5.39 $ 4.52 $ 3.35 $ 3.36 $ 3.03 $ 2.97 $ 2.41 $ 2.47 $ 1.98 $ 1.82
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Thousands of
 accumulation units
 outstanding, end of
 period.................  49,798 43,620 38,669 36,510 32,352 26,173 20,973 20,157 20,064 23,919
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
                                              INVESTMENT COMPANY BOND FUND
                          ---------------------------------------------------------------------
                           1996   1995   1994   1993   1992   1991   1990   1989   1988   1987
                           ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Unit value, beginning of
year....................  $ 2.69 $ 2.28 $ 2.39 $ 2.13 $ 1.99 $ 1.73 $ 1.67 $ 1.49 $ 1.40 $ 1.42
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Unit value, end of
period..................  $ 2.75 $ 2.69 $ 2.28 $ 2.39 $ 2.13 $ 1.99 $ 1.73 $ 1.67 $ 1.49 $ 1.40
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Thousands of
accumulation units
outstanding, end of
period..................  12,548 12,083 10,601 12,244  9,203  6,152  5,235  4,164  3,057  2,631
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
                                            INVESTMENT COMPANY COMPOSITE FUND
                          ---------------------------------------------------------------------
                           1996   1995   1994   1993   1992   1991   1990   1989   1988   1987
                           ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
Unit value, beginning of
year....................  $ 3.39 $ 2.82 $ 2.95 $ 2.55 $ 2.43 $ 2.08 $ 2.04 $ 1.73 $ 1.60 $ 1.51
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Unit value, end of
period..................  $ 3.75 $ 3.39 $ 2.82 $ 2.95 $ 2.55 $ 2.43 $ 2.08 $ 2.04 $ 1.73 $ 1.60
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======
Thousands of
accumulation units
outstanding, end of
period..................  66,715 70,558 73,239 71,215 50,944 43,115 37,461 32,716 29,436 28,126
                          ====== ====== ====== ====== ====== ====== ====== ====== ====== ======

       INVESTMENT                INVESTMENT              INVESTMENT            INVESTMENT
         COMPANY                   COMPANY                 COMPANY               COMPANY
      EQUITY INDEX               SHORT-TERM               MID-TERM             AGGRESSIVE
          FUND                    BOND FUND               BOND FUND            EQUITY FUND
-------------------------- ----------------------- ----------------------- -------------------
 1996    1995  1994  1993* 1996  1995  1994  1993* 1996  1995  1994  1993*  1996   1995  1994*
 ----    ----  ----  ----- ----  ----  ----  ----- ----  ----  ----  -----  ----   ----  -----
$ 1.42  $ 1.05 $1.05 $1.00 $1.10 $1.03 $1.03 $1.00 $1.16 $1.01 $1.06 $1.00 $ 1.43 $ 1.05 $1.00
======  ====== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ====== ====== =====
$ 1.72  $ 1.42 $1.05 $1.05 $1.14 $1.10 $1.03 $1.03 $1.19 $1.16 $1.01 $1.06 $ 1.80 $ 1.43 $1.05
======  ====== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ====== ====== =====
35,660  17,109 4,644 2,135 2,129 1,447 1,132   747 3,828 2,848 1,444 1,411 49,800 20,858 9,145
======  ====== ===== ===== ===== ===== ===== ===== ===== ===== ===== ===== ====== ====== =====
                 SCUDDER BOND FUND
---------------------------------------------------
1996   1995   1994   1993   1992  1991  1990  1989
----   ----   ----   ----   ----  ----  ----  ----
$11.30 $ 9.69 $10.32 $ 9.30 $8.78 $7.54 $7.05 $6.39
====== ====== ======  ===== ===== ===== =====  ====
$11.48 $11.30 $ 9.69 $10.32 $9.30 $8.78 $7.54 $7.05
====== ====== ======  ===== ===== ===== =====  ====
 1,362  1,269  1,169  1,277 1,053   600   354   221
====== ====== ======  ===== ===== ===== =====  ====

              SCUDDER CAPITAL GROWTH FUND                            SCUDDER INTERNATIONAL FUND
-------------------------------------------------------- ---------------------------------------------------
 1996    1995   1994   1993   1992   1991   1990   1989   1996   1995   1994   1993  1992  1991  1990  1989
 ----    ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----  ----  ----  ----  ----
$18.64  $14.67 $16.46 $13.80 $13.09 $ 9.48 $10.35 $ 8.53 $11.85 $10.80 $11.06 $ 8.13 $8.48 $7.68 $8.41 $6.14
======  ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ===== ===== ===== =====
$22.11  $18.64 $14.67 $16.46 $13.80 $13.09 $ 9.48 $10.35 $13.43 $11.85 $10.80 $11.06 $8.13 $8.48 $7.68 $8.41
======  ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ===== ===== ===== =====
 9,266   8,556  8,121  6,582  3,698  2,138  1,103    844  7,688  7,269  8,610  5,400 2,262 1,849 1,644   721
======  ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ====== ===== ===== ===== =====

                                                                                        FIDELITY VIP    FIDELITY      FIDELITY
                                                           CALVERT RESPONSIBLY             EQUITY-       VIP II     VIP II ASSET
  AMERICAN CENTURY VP CAPITAL APPRECIATION FUND           INVESTED BALANCED FUND         INCOME FUND   CONTRA FUND   MANAGER FUND
-------------------------------------------------- ------------------------------------ ------------- ------------- -------------
 1996    1995  1994  1993  1992  1991  1990  1989   1996  1995  1994  1993  1992  1991*  1996  1995*   1996  1995*   1996  1995*
 ----    ----  ----  ----  ----  ----  ----  ----   ----  ----  ----  ----  ----  -----  ----  -----   ----  -----   ----  -----
$12.18  $ 9.39 $9.61 $8.81 $9.01 $6.40 $6.53 $5.11 $ 2.01 $1.57 $1.64 $1.54 $1.44 $1.32 $19.43 $16.30 $13.85 $11.43 $15.66 $14.04
======  ====== ===== ===== ===== ===== ===== ===== ====== ===== ===== ===== ===== ===== ====== ====== ====== ====== ====== ======
$11.53  $12.18 $9.39 $9.61 $8.81 $9.01 $6.40 $6.53 $ 2.23 $2.01 $1.57 $1.64 $1.54 $1.44 $21.93 $19.43 $16.59 $13.85 $17.72 $15.66
======  ====== ===== ===== ===== ===== ===== ===== ====== ===== ===== ===== ===== ===== ====== ====== ====== ====== ====== ======
 7,264   8,061 6,361 5,946 5,280 3,056 1,518   791 10,713 7,849 5,986 5,151 2,742   678  2,342    728  3,880  1,792    613    184
======  ====== ===== ===== ===== ===== ===== ===== ====== ===== ===== ===== ===== ===== ====== ====== ====== ====== ====== ======


*The dates the Funds of the Separate Account commenced operation are as follows: Investment Company Money Market, All America (previously "Stock"), Bond and Composite Funds--January 1, 1985; Scudder Capital Growth, Bond and International Funds and American Century VP Capital Appreciation Fund (previously "TCI Growth Fund")--January 3, 1989; Calvert Responsibly Invested Balanced Fund--May 13, 1991; Investment Company Equity Index, Short-Term Bond and Mid-Term Bonds Funds--February 5, 1993; Investment Company Aggressive Equity Fund--May 2, 1994; and Fidelity VIP Equity-Income Fund, and Fidelity VIP II Contra and Asset Manager Funds--May 1, 1995.

                                  DEFINITIONS

Accumulation Period--For each Participant, the period from the date compensation is deferred under a Contract to the Annuity Commencement Date, or other payment date.

Accumulation Unit--A measure used to calculate the value of a Participant's interest in each of the Funds of the Separate Account prior to the Annuity Commencement Date. Each Fund of the Separate Account has its own distinct Accumulation Unit value.

American Century VP Capital Appreciation Fund--The American Century VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. Prior to May 1, 1997, this Fund was known as the TCI Growth Fund of TCI Portfolios, Inc.

Annuity Commencement Date--The date on which a Participant's Benefit Payments begin. Sometimes referred to by the Insurance Company as Benefit Commencement Date.

Benefit Payments--A series of payments (other than payments made solely to comply with minimum distribution requirements of applicable tax laws) under a Contract for life, for a minimum period of time, or for the joint lifetime of the Participant, such Participant's Eligible Spouse, and thereafter for the life of the survivor, or for such other specified period.

Benefit Period--The period, beginning at the Annuity Commencement Date, during which Benefit Payments are received by a Participant.

Calvert Responsibly Invested Balanced Portfolio--The Calvert Responsibly Invested Balanced Portfolio of Acacia Capital Corporation.

Code--The Internal Revenue Code of 1986, as amended.

Contract(s)--One (or more) of the group variable accumulation annuity contracts described in this Prospectus.

Contractholder--The entity to which the Insurance Company has issued a Contract. The Contractholder of a Contract may be a State, a political subdivision of the State, the agent or instrumentality of the State or the agent or instrumentality of the political subdivision of the State or any other organization (other than a governmental unit) exempt from taxation under the Code.

Deferred Compensation Amounts--The amounts deferred from a Participant's compensation from time to time under the Plan and remitted to the Insurance Company on his or her behalf under the Contract.

Eligible Spouse--The person to whom a Participant is legally married at the earlier of the Participant's (a) Annuity Commencement Date, or (b) date of death.

Fidelity Portfolios--The Fidelity VIP Equity-Income Portfolio and the Fidelity VIP II Contrafund and Asset Manager Portfolios.

Fidelity VIP Equity-Income Portfolio--The Equity-Income Portfolio of the Variable Insurance Products Fund.

Fidelity VIP II Contrafund and Asset Manager Portfolios--The Contrafund Portfolio and Asset Manager Portfolio of the Variable Insurance Products Fund II.

Fund--According to the context, one of the sixteen subaccounts of the Separate Account or one of the eight investment portfolios of the Investment Company.

General Account--All of the assets of the Insurance Company that are not in a separate account, but rather are held as part of its general assets.

Insurance Company--Mutual of America Life Insurance Company.

Investment Alternatives--The General Account, and the sixteen distinct Funds comprising the Separate Account, namely, the Funds which invest in the Money Market, All America, Equity Index, Bond, Short-Term Bond, Mid-Term Bond, Composite and Aggressive Equity Funds of the Investment Company, in the three Fidelity Portfolios, in the three Scudder Portfolios, in the American Century VP Capital Appreciation Fund (formerly called the TCI Growth Fund) and in the Calvert Responsibly Invested Balanced Portfolio. Under the Contracts, a Participant may allocate Deferred Compensation among all of the Investment Alternatives.

Investment Company--Mutual of America Investment Corporation.

Participant--An employee or former employee of the employer who is entitled to any benefit in accordance with the Plan.

Participant's Account Balance (or Account Balance)--The sum of the dollar values of the Accumulation Units credited to a Participant in the Separate Account and the value of amounts accumulated for the benefit of that Participant in the General Account.

Plan--An eligible deferred compensation plan meeting the requirements of
Section 457 of the Code under which benefits are to be provided to a Participant.

Plan Year--The twelve-month period beginning each January 1.

Portfolio Companies--The Investment Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Scudder Variable Life Investment Fund, American Century Variable Portfolios, Inc. and Acacia Capital Corporation.

Salary Reduction Agreement--The agreement, signed by the employee and submitted to the employer, which specifies the amount of Compensation which shall be considered a Deferred Compensation Amount under the Plan and which shall be remitted to the Insurance Company on behalf of the Participant.

Scudder Portfolios--The following three portfolios of Scudder Variable Life Investment Fund, namely, the Scudder Capital Growth Portfolio, the Scudder Bond Portfolio and the Scudder International Portfolio.

Separate Account--Mutual of America Separate Account No. 2, a separate investment account established by the Insurance Company to receive and invest Deferred Compensation deposits made under variable accumulation annuity contracts and other variable contracts (it being possible that the Separate Account could in the future be used to fund variable life insurance policies). The Separate Account is set aside and kept separate from the other assets of the Insurance Company.

Valuation Day--Each day that the New York Stock Exchange is open for business.

Valuation Period--The period beginning on the close of business of each Valuation Day and ending on the close of business on the next Valuation Day.

                                    SUMMARY

The Following Summary of Prospectus Information Should Be Read In Conjunction With The Detailed Information Appearing Elsewhere In This Prospectus.

CONTRACT OFFERED

The group variable accumulation annuity contract offered by this Prospectus is issued by the Insurance Company and designed to aid in retirement and long-term financial planning. The Contract provides for the accumulation of Deferred Compensation Amounts on a completely variable basis, a completely fixed basis or a combination variable and fixed basis. Benefit Payments under the Contract will be made on a fixed basis only. Benefit payments will be made by the Insurance Company to the Contractholder which shall be responsible for distributing such payments to Participants. If the Contractholder agrees, the Insurance Company may make benefit payments directly to Participants for the Contractholder. The Contract is summarized as a group contract designed for use in connection with deferred compensation plans adopted pursuant to Section 457 of the Code by certain organizations that qualify to be Contractholders, as defined above. The Contracts are issued to each Contractholder and are owned by the Contractholder. Sums accumulated by Participants are regarded as claims of a general creditor of the Contractholder. Participation in the deferred compensation plan is entirely voluntary unless the Contractholder elects otherwise. Participants under Contracts may obtain certain Federal income tax benefits provided under Section 457 of the Code (see "Federal Tax Matters").

REMITTANCES

In general, under the Plan, compensation may be deferred in whatever amounts and at whatever frequency is desired by Participants. In certain instances, the Plan may provide that Plan expenses, such as accounting, legal or consulting fees, are borne by the Participant. Under the Contract, the Contractholder may remit Deferred Compensation Amounts from time to time. Under the Plan such remittance should be made within seven days but no later than one month after the date on which such Amounts are first available to the Contractholder for remittance. The minimum deferral that may be remitted to the Insurance Company under a Contract is $10. The maximum annual deferral is that amount permitted under the Code (see "The Group Contract--Allocations of Deferred Compensation Deposits").

Participants under the Contracts may allocate Deferred Compensation Amounts among the Investment Alternatives provided in the Contract, which include the General Account and the sixteen distinct Funds of the Separate Account.

This Prospectus is intended as a disclosure document for the variable portion of the Contracts only. See "The General Account" for a brief summary of the fixed portion of the Contracts.

THE SEPARATE ACCOUNT

Deferred Compensation Amounts remitted pursuant to the Contracts and allocated on a variable basis become part of the Separate Account. The Separate Account is divided into sixteen Funds, or sub-accounts, each one of which corresponds to one of the eight Funds of the Investment Company, or one of the three Fidelity Portfolios, or one of the three Scudder Portfolios, or the American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund), or the Calvert Responsibly Invested Balanced Portfolio, in which Separate Account assets are invested. The objective of the variable accumulation aspect of the Contract is to provide a return on amounts contributed that will reflect the investment experience of the chosen Funds. The value of the Deferred Compensation Amounts accumulated for a Participant in the Separate Account prior to the Annuity Commencement Date will vary with the investment experience of the chosen Funds.

THE INVESTMENT ALTERNATIVES

The Investment Alternatives to which Contributions may be allocated are the General Account and the sixteen Funds of the Separate Account, which invest in the eight separate investment funds of Mutual of America Investment
Corporation: the Money Market Fund, which invests in money market instruments and other short-term debt securities; the All America Fund, which invests approximately 60% of its assets in publicly traded common stocks in the same manner as the Equity Index Fund (see below) and approximately 40% of its assets in other publicly traded common stocks; the Aggressive Equity Fund, which also invests in publicly traded common stocks; the Bond Fund, which invests in publicly traded debt securities; the Short-Term Bond Fund which invests in publicly traded debt securities which will produce a portfolio with an average maturity of one to three years; the Mid-Term Bond Fund which invests in publicly traded debt securities which will produce a portfolio with an average maturity of three to seven years; the Composite Fund, which invests in all of the above types of investments; and the Equity Index Fund which invests in publicly traded common stocks comparable to the Standard & Poor's Composite Index of 500 Stocks* (the "S&P 500 Index"); the Fidelity VIP Equity-Income Portfolio, which invests primarily in income-producing equity securities; the Fidelity VIP II Contrafund Portfolio, which invests mainly in securities of companies that are undervalued or out-of-favor; and Fidelity VIP II Asset Manager Portfolio, which allocates its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments; the following three portfolios of Scudder Variable Life Investment Fund: the Scudder Capital Growth Portfolio which invests primarily in publicly traded equity securities; the Scudder Bond Portfolio which invests primarily in publicly traded debt securities; and the Scudder International Portfolio which invests primarily in marketable foreign equity securities; in the American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund) of American Century Variable Portfolios, Inc., which invests primarily in publicly traded common stocks; and in the Calvert Responsibly Invested Balanced Portfolio of Acacia Capital Corporation, which invests in stocks, bonds and money market instruments selected with a concern for the social impact of each investment.

REINVESTMENT

Distributions of the Portfolio Companies to the Separate Account are automatically reinvested in additional Portfolio Company shares at net asset value.

CHARGES

Certain charges will be deducted in connection with the operation of the Contracts and the Separate Account.

Administrative Charges. The Insurance Company will make a deduction each Valuation Day from the net assets of each Fund of the Separate Account for administrative expenses at an annual rate of .40%, except that in the case of the Fund of the Separate Account which invests in the American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund), the annual rate shall be .20% (the Fund's investment adviser reimburses the Insurance Company at an additional annual rate of up to .20% for administrative expenses). An additional deduction for administrative expenses of $2.00 per month will

--------
* "Standard & Poor's 500," "S&P" and "S&P 500" are trademarks of Standard & Poor's Corporation. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. Refer to the Mutual of America Investment Corporation Prospectus for a complete description of the disclaimers and limitations relating to Standard & Poor's Corporation.

also be made with respect to each Participant under a Contract except that such charge shall not exceed 1/12 of 1% of the Account Value in any month. Such amount will be deducted from the net assets, if any, in the Participant's Account which have been allocated to the General Account. If no net assets have been allocated to such Account, such amount will be deducted from the net assets which have been allocated to one or more Funds of the Separate Account in the following order: (a) Investment Company Money Market Fund, (b) Investment Company Short-Term Bond Fund, (c) Investment Company Mid-Term Bond Fund, (d) Investment Company Bond Fund, (e) Scudder Bond Fund, (f) Investment Company Composite Fund, (g) Fidelity VIP II Asset Manager Fund, (h) Calvert Responsibly Invested Balanced Fund, (i) Fidelity VIP Equity-Income Fund, (j) Investment Company All America Fund, (k) Investment Company Equity Index Fund,
(l) Fidelity VIP II Contrafund Fund, (m) Investment Company Aggressive Equity Fund, (n) Scudder Capital Growth Fund, (o) Scudder International Fund, and (p) American Century VP Capital Appreciation Fund (formerly known as TCI Growth
Fund). These daily and monthly charges may increase or decrease during the life of the Contract, but may not exceed costs. The employer may elect to pay this additional deduction in which case no amount is deducted from the Participant's Account (see "Charges--Administrative Charges").

Distribution Expense Charge. The Insurance Company will make a deduction each Valuation Day from the net assets of each Fund of the Separate Account for expenses associated with the distribution of the Contracts at an annual rate of .35% (see "Charges--Distribution Expense Charge").

Mortality and Expense Risk Charge. For assuming certain mortality risks under the Contracts, the Insurance Company will make a deduction each Valuation Day at an annual rate of .35% of the net assets of each Fund of the Separate Account. The Mortality Risk Charge is guaranteed not to increase during the life of the Contract. For assuming certain expense risks under the Contracts with respect to expenses it expects to incur over the life of the Contracts, the Insurance Company will make a deduction each Valuation Day at an annual rate of .15% of the net assets of each Fund of the Separate Account (see "Charges--Mortality and Expense Risk Charge").

Portfolio Company Expenses. The value of the assets in the Separate Account will reflect the value of the shares of the Portfolio Companies in which such assets are invested, and therefore the fees and expenses paid by the Investment Company, Fidelity Portfolios, Scudder Portfolios, American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund), or Calvert Responsibly Invested Balanced Portfolio, as the case may be. A complete description of the expenses and deductions from the Investment Company Funds, Fidelity Portfolios, Scudder Portfolios, American Century VP Capital Appreciation Fund and the Calvert Responsibly Invested Balanced Portfolio is found in their respective prospectuses attached to this Prospectus.

TRANSFERS AND WITHDRAWALS

A Plan may provide that at any time prior to the Annuity Commencement Date, a Participant under a Contract may transfer any or all of the Participant's Account Balance from the Separate Account to the General Account, or from the General Account to the Separate Account, or among the Funds of the Separate Account (see "Transfers Among Investment Alternatives"). In addition, a Plan may provide that a Participant may withdraw all or a portion of the Participant's Account Balance in the event of an "Unforeseen Emergency" (see "Withdrawals"). The Insurance Company may take up to seven days following receipt of a Participant's withdrawal request to process the request and mail a check to the Participant.

No charge is currently assessed for transfers or withdrawals made under the Contracts. The Insurance Company reserves the right, however, to impose a charge for transfers or withdrawals in the future.

CONTACTING THE INSURANCE COMPANY

All written requests and notices required by the Contracts, and any questions or inquiries, should be addressed to:

                   Mutual of America Life Insurance Company
                               Thomas A. Harwood
                             Senior Vice President
                                320 Park Avenue
                           New York, New York 10022

or to your appropriate Regional Office. You can check the address for your Regional Office by calling the following number: 800-468-3785.

                   MUTUAL OF AMERICA LIFE INSURANCE COMPANY

The Insurance Company is a mutual life insurance company organized under the laws of the State of New York. The Insurance Company is the successor to National Health & Welfare Retirement Association, Inc., which was incorporated in 1945 as a nonprofit retirement system pursuant to the then Section 200 of the New York Insurance Law for the sole purpose of providing retirement and other benefits for employees of nonprofit organizations in the health and welfare field. From December 31, 1978 to January 3, 1984, the Insurance Company was known as National Health & Welfare Mutual Life Insurance Association, Inc. The Insurance Company currently is authorized to transact business in 50 states and the District of Columbia. The address of the Insurance Company's home office is 320 Park Avenue, New York, New York 10022.

The Insurance Company engages in the sale of pension, retirement and related benefits on both a group and an individual basis for employees of not-for-profit, social welfare, charitable, religious, educational and government organizations. The Insurance Company invests the assets it derives from its business in the manner permitted under applicable state law. In this connection, the Insurance Company has had over 25 years of experience in managing a broad range of investments. As of December 31, 1996, the Insurance Company on a consolidated basis had total assets of approximately $8.7 billion. The Insurance Company is registered as a broker-dealer under the Securities Exchange Act of 1934, and also is registered as an investment adviser under the Investment Advisers Act of 1940.

The Insurance Company's operations as a life insurance company are reviewed periodically by various independent rating agencies such as A.M. Best & Company, Standard and Poor's Insurance Rating Service, Moody's Investor Services and Duff & Phelps Credit Rating Company. Such agencies publish their ratings. From time to time the Insurance Company reprints and distributes these rating reports in whole or in part or summaries of them to be given to the public. The ratings concern the Insurance Company's operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

                             THE SEPARATE ACCOUNT

The Separate Account was established pursuant to a resolution adopted by the Board of Directors of the Insurance Company on September 22, 1983. The Separate Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration with the Commission does not involve supervision of management or investment practices or policies of the Separate Account or the Insurance Company by the Commission.

The Separate Account is divided into sixteen distinct Funds corresponding to the funds or portfolios of the Portfolio Companies in which the assets in such Funds are or will be invested. The assets of the Separate Account are the property of the Insurance Company. The Separate Account assets attributable to the Contracts and to other annuity contracts funded by the Separate Account are not chargeable with liabilities arising out of any other business the Insurance Company may conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to or charged against the net assets held in that Fund, without regard to the income, capital gains and capital losses arising out of the business conducted by any other Funds of the Separate Account or out of any other business that the Insurance Company may conduct.

The Insurance Company does not guarantee the investment performance of the Separate Account as a whole, or any of the Funds. The amount credited to a Participant in the Separate Account, and thus the amount available to provide periodic benefits, will depend upon the value of the assets held in the Fund(s) of the Separate Account selected by the Participant. Accordingly, the Participant bears the full investment risk for all amounts allocated to the Separate Account.

The Separate Account and the Insurance Company are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State in which it is licensed to do business.

                      INVESTMENTS OF THE SEPARATE ACCOUNT

Deferred Compensation Amounts will be allocated among one or more Funds of the Separate Account for investment at net asset value in shares of the Funds of the Investment Company, the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund), or the Calvert Responsibly Invested Balanced Portfolio, selected by the Participant. A summary of investment objectives of the Portfolio Companies invested in by the Funds of the Separate Account follows. More detailed information, including risks, charges and expenses, may be found in the current prospectuses for Mutual of America Investment Corporation, the Fidelity Portfolios, Scudder Variable Life Investment Fund, the American Century VP Capital Appreciation Fund and the Calvert Responsibly Invested Balanced Portfolio, which are attached to this Prospectus. Each applicable prospectus should be read for a complete evaluation of the Investment Alternatives. Shares of the Portfolio Companies are sold to the separate accounts of insurance companies and are not offered for sale to the general public. Investments in the Money Market Fund and in the other Portfolio Companies are neither insured nor guaranteed by the U.S. Government.

MONEY MARKET FUND OF THE INVESTMENT COMPANY

The investment objective of the Money Market Fund is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Money Market Fund will invest only in money market instruments and other short-term securities.

ALL AMERICA FUND OF THE INVESTMENT COMPANY

The investment objective of the All American Fund is to outperform the S&P 500 Index. The objective for approximately 60% of the assets of the All America Fund (the "Indexed Assets") is to provide investment results that to the extent practical correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. The Indexed Assets will be invested in the same manner as the Equity Index Fund.

The investment objective for the remaining approximately 40% of the assets (the "Active Assets") is to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of securities that may include common stocks, securities convertible into common stocks, bonds and money market instruments. The Active Assets are invested by three subadvisers and Mutual of America Capital Management Corporation (the "Adviser"). The Adviser allocates the Active Assets to maintain, to the extent practicable under current market conditions, approximately equal amounts among the subadvisers and the Adviser. See "Charges--Portfolio Company Expenses".

EQUITY INDEX FUND OF THE INVESTMENT COMPANY

The investment objective of the Equity Index Fund is to provide investment results to the extent practical that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.

BOND FUND OF THE INVESTMENT COMPANY

The primary investment objective of the Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The assets of the Bond Fund will consist primarily of publicly-traded debt securities, such as bonds, notes, debentures and equipment trust certificates. The Bond Fund generally will invest primarily in securities rated in the four highest categories by a nationally recognized rating service or in instruments of comparable quality. The Bond Fund may also invest to a limited extent in lower-rated or unrated securities, and these may be subject to greater market and financial risk than higher quality (lower yield) issues.

SHORT-TERM BOND FUND OF THE INVESTMENT COMPANY

The primary investment objective of the Short-Term Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The assets of the Short-Term Bond Fund will consist primarily of publicly-traded debt securities, such as bonds, notes, debentures and equipment trust certificates which will produce a portfolio with an average maturity of one to three years. The Short-Term Bond Fund generally will invest primarily in securities rated in the four highest categories by a nationally recognized rating service or in instruments of comparable quality. The Short-Term Bond Fund may also invest to a limited extent in lower-rated or unrated securities, and these may be subject to greater market and financial risk than higher quality (lower yield) issues.

MID-TERM BOND FUND OF THE INVESTMENT COMPANY

The primary investment objective of the Mid-Term Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The assets of the Mid-Term Bond Fund will consist primarily of publicly-traded debt securities, such as bonds, notes, debentures and equipment trust certificates which will produce a portfolio with an average maturity of three to seven years. The Mid-Term Bond Fund generally will invest primarily in securities rated in the four highest categories by a nationally recognized rating service or in instruments of comparable quality. The Mid-Term Bond Fund may also invest to a limited extent in lower-rated or unrated securities, and these may be subject to greater market and financial risk than higher quality (lower yield) issues.

COMPOSITE FUND OF THE INVESTMENT COMPANY

The investment objective of the Composite Fund is to achieve as high a total rate of return, through both appreciation of capital and current income, as is consistent with prudent investment risk by means of a diversified portfolio of publicly-traded common stocks, publicly-traded debt securities and money market instruments. The Fund will seek to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.

AGGRESSIVE EQUITY FUND OF THE INVESTMENT COMPANY

The Aggressive Equity Fund is divided by the Adviser into two segments so as to utilize two investment styles.

The investment objective for approximately 50% of the assets of the Fund (the "Aggressive Growth Portfolio") is to achieve capital appreciation by investing in companies believed to possess above-average growth potential. Growth can be in the areas of earnings or gross sales which can be measured in either dollars or in unit volume. Growth potential is often sought in smaller, less well-known companies in new and emerging areas of the economy, but may also be found in large companies in mature or declining industries that have been revitalized and hold a strong industry or market position. See "Charges-- Portfolio Company Expenses".

The investment objective for the other approximately 50% of the assets of the Fund (the "Aggressive Value Portfolio") is to achieve capital appreciation by investing in companies believed to possess valuable assets or whose securities are undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential.

FIDELITY VIP EQUITY-INCOME PORTFOLIO

Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500 Index.

FIDELITY VIP II CONTRAFUND PORTFOLIO

Contrafund Portfolio is a growth fund. It seeks to increase the value of an investment in the Portfolio over the long term by investing mainly in securities of companies that are undervalued or out-of-favor. These securities may be issued by domestic or foreign companies and many may not be well known. The Portfolio usually invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

FIDELITY VIP II ASSET MANAGER PORTFOLIO

Asset Manager Portfolio seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments. The Portfolio's adviser will normally allocate the Portfolio's assets among the three asset classes within the following investment parameters: 0-50% in short-term/money market instruments; 20-60% in bonds; and 30-70% in stocks. The expected "neutral mix", which the Portfolio's adviser would expect over the long term, is 10% in short-term/money market instruments, 40% in bonds and 50% in stocks.

SCUDDER CAPITAL GROWTH PORTFOLIO

The Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. However, in order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments.

SCUDDER BOND PORTFOLIO

The Scudder Bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. Under normal circumstances, the Portfolio invests at least 65% of its assets in bonds, including those of the U.S. Government and its agencies, and those of corporations and other notes and bonds paying high current income. Under normal market conditions, the Portfolio will invest at least 65% of its assets in securities rated within the three highest quality rating categories of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or if unrated, in bonds judged by the Portfolio's adviser to be of comparable quality at the time of purchase. The Portfolio may invest up to 20% of its assets in debt securities rated lower than Baa or BBB or, if unrated, of equivalent quality as determined by the Portfolio's adviser, but will not purchase bonds rated below B3 by Moody's or B- by S&P or their equivalent.

SCUDDER INTERNATIONAL PORTFOLIO

The Scudder International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in equity securities of established companies which do business primarily outside the United States and which are listed on foreign exchanges. Investing in foreign securities may involve a greater degree of risk than investing in domestic securities.

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

The American Century VP Capital Appreciation Fund seeks capital growth by investing primarily in common stocks (including securities convertible into common stock). It may purchase securities only of companies that have a record of at least three years' continuous operation and such securities must enjoy a fair degree of marketability. All securities must be listed on major stock exchanges or traded over-the-counter. Prior to May 1, 1997, this Fund was known as the TCI Growth Fund.

CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO

Calvert Responsibly Invested Balanced Portfolio seeks to achieve a total return above the rate of inflation through an actively managed non-diversified portfolio of common and preferred stocks, bonds and money market instruments selected with a concern for the social impact of each investment.

SHARED FUND ARRANGEMENTS

Shares of the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and the Calvert Responsibly Invested Balanced Portfolio (together, the "Shared Funds") currently are available to the separate accounts of a number of insurance companies. The Board of Directors of each Shared Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Fund and determining what action, if any, should be taken in response. If the Insurance Company believes that a Shared Fund's response to any of those events insufficiently protects Contractholders, it will take appropriate action. If any material irreconcilable conflict arises, the Investment Alternatives may be modified or reduced. See "Charter--FMR and its Affiliates" in the Fidelity Portfolios prospectus, "Investment Concept of the Fund" in the Scudder Variable Life Investment Fund prospectus, "Shareholders of American Century Variable Portfolios, Inc." in the American Century VP Capital Appreciation Fund prospectus and "Purchase and Redemption of Shares" in the Calvert Responsibly Invested Balanced Portfolio prospectus for a further discussion of the risks associated with the offering of Shared Fund shares to the Separate Account and the separate accounts of other insurance companies.

                                    CHARGES

The values of Accumulation Units reflect a deduction on each Valuation Day for administrative and distribution expenses, and the mortality and expense risk assumed by the Insurance Company. The following charges will be deducted on a daily basis (based on annual rates) in determining the Accumulation Unit value for each of the Funds of the Separate Account.

ADMINISTRATIVE CHARGES

The Insurance Company performs all administrative functions in connection with the Contracts, including receiving and allocating Deferred Compensation Amounts remitted in accordance with the Contracts, making Benefit Payments as they become due, and preparing and filing all reports required to be filed by the Separate Account. Expenses incurred by the Insurance Company in connection with its administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other outside professional services, and costs associated with determining the net asset value of the Separate Account.

The Insurance Company will make a deduction each Valuation Day from the value of the net assets in each Fund of the Separate Account for administrative expenses (the provisions of the Contracts include the amount of this charge with the Distribution Expense Charge, described below) at an annual rate of
 .40%, except that in the case of the Fund of the Separate Account which invests in the American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund), the annual rate shall be .20% (the Fund's investment adviser reimburses the Insurance Company at an additional annual rate of up to
 .20% for administrative expenses). An additional deduction for administrative expenses of $2.00 will be made on the next to last Valuation Day of the month or on another Valuation Day on or about that time that is administratively convenient from each Participant's Account except that such charge shall not exceed 1/12 of 1% of the Account Value in any month. Such amount will be deducted from the net assets, if any, in the Participant's Account which have been allocated to the General Account. If no net assets have been allocated to such Account, such amount will be deducted from the net assets which have been allocated to one or more Funds of the Separate Account in the following order:
(a) Investment Company Money Market Fund, (b) Investment Company Short-Term Bond Fund, (c) Investment Company Mid-Term Bond Fund, (d) Investment Company Bond Fund, (e) Scudder Bond Fund, (f) Investment Company Composite Fund, (g) Fidelity VIP II Asset Manager Fund, (h) Calvert Responsibly Invested Balanced Fund, (i) Fidelity VIP Equity-Income Fund, (j) Investment Company All America Fund, (k) Investment Company Equity Index Fund, (l) Fidelity VIP II Contrafund Fund, (m) Investment Company Aggressive Equity Fund, (n) Scudder Capital Growth Fund, (o) Scudder International Fund, and (p) American Century VP Capital Appreciation Fund. The employer may elect to pay this additional deduction in which case no amount is deducted from the Participant's Account. THE INSURANCE COMPANY MAY INCREASE OR DECREASE THESE DAILY AND MONTHLY CHARGES DURING THE LIFE OF THE CONTRACT, BUT THESE CHARGES MAY NOT EXCEED COSTS.

DISTRIBUTION EXPENSE CHARGE

As principal underwriter, the Insurance Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of registered representatives of the Insurance Company attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities.

The Insurance Company will make a deduction each Valuation Day from the value of the net assets in each Fund of the Separate Account, at an annual rate of
 .35% to cover anticipated distribution expenses, not to exceed, with respect to any Participant, 9% of the total Deferred Compensation Amounts.

MORTALITY AND EXPENSE RISK CHARGE

The Insurance Company assumes certain mortality and expense risks under the Contracts. The mortality risks arise from the Insurance Company's guarantees in the Contracts to make Benefit Payments in certain instances in accordance with benefit tables provided in the Contracts, regardless of how long a Participant lives and regardless of any improvement in life expectancy generally. Thus, the Insurance Company assumes the risk that Participants, as a class, may live longer than has been actuarially estimated, so that payments will continue for longer than had been anticipated. This assumption of risk by the Insurance Company relieves Participants of the risk that they will outlive the funds that have been accumulated for their retirement.

For assuming the mortality risks associated with the Contracts, the Insurance Company will, each Valuation Day, make a deduction at an annual rate of .35% of the value of the net assets in each Fund. This charge will apply with respect to a Participant during the Accumulation Period. The Insurance Company guarantees that the mortality risk charge will not increase during the life of a Contract.

The Insurance Company assumes certain expense risks under the Contracts. The expense risks arise from the Insurance Company's guarantees in the Contracts to make Annuity Payments in certain instances in accordance with annuity tables provided in the Contracts, regardless of whether its estimates of expenses it expects to incur, over the lengthy period that Annuity payments may be made will turn out to be correct. Thus, the Insurance Company assumes the risk that expenses will be higher than estimated.

For assuming the expense risks associated with the Contracts, the Insurance Company will, each Valuation Day, make a deduction at an annual rate of .15% of the value of the net assets in each Fund. This charge will apply with respect to a Participant during the Accumulation Period.

PORTFOLIO COMPANY EXPENSES

The value of the assets in the Separate Account will reflect the value of the shares of the Portfolio Companies in which such assets are invested, and therefore will take into account the fees and expenses paid by the Investment Company, Fidelity Portfolios, Scudder Portfolios, American Century VP Capital Appreciation Fund (formerly called the TCI Growth Fund) or Calvert Responsibly Invested Balanced Portfolio, as the case may be.

Each Fund of the Investment Company receives investment advice from Mutual of America Capital Management Corporation (the "Adviser"), an indirect wholly-owned subsidiary of the Insurance Company. The Adviser receives from each such Fund a fee calculated as a daily charge at the annual rate of .25% of the value of the net assets in the Money Market Fund; .125% of the value of the net assets in the Equity Index Fund; .50% of the value of the net assets in the All America, Bond, Short-Term Bond, Mid-Term Bond and Composite Funds; and
 .85% of the value of the net assets in the Aggressive Equity Fund of the Investment Company. For 1996, the Adviser paid all of the expenses of the Investment Company Funds other than advisory fees, brokers' commissions, transfer taxes and other fees relating to portfolio transactions. The Adviser voluntarily limits the Investment Company Funds' expenses in this manner. See "The Funds' Expenses" in the Investment Company prospectus.

The Adviser, with respect to three-quarters of the Active Assets of the All America Fund, has entered into subadvisory agreements (each a "Subadvisory Agreement") with three professional advisers: Palley-Needelman Asset Management, Inc. ("Palley-Needelman"); Oak Associates, Ltd. ("Oak Associates"), and Fred Alger Management, Inc. ("Alger Management"). The Adviser at its own expense will pay to the Subadvisers an amount calculated as a daily charge at the following annual rates: Palley-Needelman, .30%; Oak Associates, .30%; and Alger Management, .45%; of the value of the net assets for which each Subadviser is providing investment advisory services.

Fidelity VIP Equity-Income Portfolio, Fidelity VIP II Contrafund Portfolio and Fidelity VIP II Asset Manager Portfolio receive investment advice from Fidelity Management & Research Company ("FMR"). FMR receives from each Portfolio a fee, calculated as a daily charge and payable monthly, that is a sum of two components multiplied by average net assets. The components are a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR, which cannot exceed .52% and declines as assets rise, and an individual fund fee rate. The effective group fee rate as of December 31, 1996 was .3021%, and the individual fund fee rates for the Equity-Income, Contrafund and Asset Manager Portfolios are .20%, .30% and .25%, respectively.

Each Scudder Portfolio receives investment advice from Scudder, Stevens & Clark, Inc., and Scudder, Stevens & Clark, Inc. receives from each such Scudder Portfolio a fee calculated as a daily charge at the annual rate of
 .475% of the value of the assets in the Scudder Capital Growth Portfolio and the Scudder Bond Portfolio and .875% of the value of the assets in the Scudder International Portfolio. Also, there may be deducted from each Scudder Portfolio up to an additional .275% of the value of the assets in the Scudder Capital Growth Portfolio and the Scudder Bond Portfolio, and up to .625% of the value of the assets in the Scudder International Portfolio, for expenses incurred by such Portfolio. Pursuant to a Participation Agreement between Scudder and the Insurance Company, the Insurance Company will make a capital contribution to the Scudder Portfolios in the amount of its pro rata portion, allocated among insurance companies that purchase shares of the portfolios, of the expenses of the Capital Growth and Bond Portfolios which exceed .75% of their average net assets, and, for the International Portfolio, which exceed 1.5% of its average net assets.

The American Century VP Capital Appreciation Fund (formerly called the TCI Growth Fund) receives investment advice from American Century Investment Management, Inc. (previously known as Investors Research Corporation), and American Century Investment Management, Inc. receives from the American Century VP Capital Appreciation Fund a fee calculated as a daily charge at the annual rate of 1.00% of the assets of the American Century VP Capital Appreciation Fund. Many investment companies pay smaller management fees than the aforesaid fee paid by the American Century VP Capital Appreciation Fund to American Century Investment Management, Inc. However, American Century Variable Portfolios, Inc. (formerly known as TCI Portfolios, Inc.) has stated in the prospectus for the American Century VP Capital Appreciation Fund, which is attached to this Prospectus, that most, if not all, of such companies also pay, in addition, certain of their own expenses, while all expenses except brokerage, taxes, interest, fees and expenses of non-interested directors (including counsel fees) and extraordinary expenses are paid by American Century Investment Management, Inc.

Pursuant to the Fund Participation Agreement among the Insurance Company, American Century Variable Portfolios, Inc. and American Century Investment Management, Inc., American Century Investment Management, Inc. pays the Insurance Company for certain administrative savings resulting from that agreement. Currently, that payment is an amount equal to .20% per annum of the average amount of the Separate Account's investment in American Century VP Capital Appreciation Fund, provided the aggregate amount of the Separate Account's investment and the investments of other separate accounts of the Insurance Company in the American Century VP Capital Appreciation Fund for that month exceeds $10 million. The administrative fees assessed against the Separate Account Fund holding shares of American Century VP Capital Appreciation Fund are reduced by the full amount of such payments to the Insurance Company.

Calvert Responsibly Invested Balanced Portfolio receives investment advice from Calvert Asset Management Company, Inc., and NCM Capital Management Group, Inc. is the Sub-Adviser for the equity portion of the Portfolio. Calvert Asset Management Company, Inc. receives from Calvert Responsibly Invested Balanced Portfolio a monthly base fee, computed on a daily basis at an annual rate of 0.70% (subject to adjustment as described below) of average net assets of the Portfolio. Calvert Asset

Management Company, Inc. pays, at its own expense, the fee of the Sub-Adviser. Calvert Asset Management Company, Inc. and the Sub-Adviser may earn (or have their fees reduced by) performance fee adjustments based on the extent to which the Portfolio exceeds or trails the Lipper Balanced Funds Index. The performance adjustment could cause the annual rate to be as high as .85% or as low as .55% of average net assets.

A complete description of the fees and expenses paid by the Investment Company Funds, the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and Calvert Responsibly Invested Balanced Portfolio is found in their respective prospectuses attached to this Prospectus.

                              THE GROUP CONTRACT

GENERAL

The Contracts are issued by the Insurance Company to Contractholders as a funding vehicle for benefits under a Plan. The Contractholder is at all times the owner of the Contract. Eligibility for participation by any employee of an employer shall be determined in accordance with the terms of a Plan. The Plan or the Insurance Company may require Participants to execute agreements and applications on their prescribed forms.

DEPOSITS OF DEFERRED COMPENSATION

Deferred Compensation Amounts are remitted to the Insurance Company. Participants, pursuant to Salary Reduction Agreements with Contractholders, elect the Deferred Compensation Amount to be remitted on their behalf by the Contractholder. Employers may also remit amounts on behalf of Participants as matching or non-matching Contributions. The Participant's Account Balance is regarded as an asset of the Contractholder and the Participant as a general creditor of the Contractholder. However, a Contractholder may also remit to the Insurance Company on behalf of a Participant in a single sum, an amount that arises from a transfer from any other eligible state deferred compensation plan of the same state.

The Deferred Compensation Amount remitted with respect to a Participant under the contract may not be less than $10 nor greater than any amount permitted under applicable law.

Acceptance of Initial Deferred Compensation Amounts. If an initial remittance of Deferred Compensation Amounts is received together with necessary information, it will be accepted within two business days of receipt. If any necessary information is not submitted, the Insurance Company will retain the Deferred Compensation Amounts for up to five business days while attempting to obtain the information necessary; the Deferred Compensation Amounts will be accepted within two business days of receipt of the information. If such necessary information is not received within five business days, however, the Insurance Company will return the Deferred Compensation Amount at the end of that period, unless the Contractholder consents to the Insurance Company's holding the Deferred Compensation Amount until additional information is provided.

Limitation on Deferrals. The amount that may be deferred by a Participant under the Plan for the Participant's taxable year (in general, the calendar year) may not exceed (A) the lesser of (i) $7,500 (indexed for inflation) or
(ii) 33 1/3 percent of the Participant's includible compensation (taxable earnings) for the year; a Plan may provide, however, that (B) during one or more of the last three years prior to the year in which a Participant attains normal retirement age he may defer an amount equal to the lesser of (i)

$15,000 or (ii) the sum of the applicable limitation provided in (A) above for the current taxable year and the excess of the applicable limitation for each taxable year in which the Participant was eligible to participate in an eligible deferred compensation plan over the amounts previously deferred for such years.

The limitation set forth in (B) may be exercised only once. With respect to government plans, the years referred to in (B)(ii) are only those years beginning after December 31, 1978 during which the Participant was employed by a public employer in the same state which sponsored a plan under Section 457 of the Code in which the Participant was eligible to participate and under which amounts deferred were subject to the limits described in (A) above. With respect to eligible non-governmental employers, the years referred to in
(B)(ii) above are only those years beginning on and after January 1, 1987 during which an eligible Participant was employed by the employer sponsoring the Plan.

The limitations set forth above shall be reduced by any amount excluded from the Participant's gross income for the applicable taxable year under Sections 403(b), 401(k) or 402(a)(8) of the Code, and shall be further reduced to the extent required by Section 457 of the Code, and the regulations thereunder, taking into account deferrals under this and any other eligible deferred compensation plan of the employer or any other eligible employer.

ALLOCATIONS OF DEFERRED COMPENSATION DEPOSITS

Deferred Compensation Amounts remitted under the Contracts are allocated among the General Account and the sixteen Funds of the Separate Account. Deferred Compensation Amounts will be allocated on the basis of a request made to the Insurance Company and currently on file at its home office (see "General Matters--Contacting the Insurance Company"). A Participant's request for allocation will specify the percentage, in any whole percentage from 0% to 100%, of each remittance of Deferred Compensation Amounts to be allocated to each of the Investment Alternatives. The request for allocation of Deferred Compensation Amounts among the Investment Alternatives may be changed from time to time, and amounts may be transferred among those alternatives (see "Transfers Among Investment Alternatives"). A Contractholder may provide that Contributions not made through salary reduction may in whole or in part be restricted to the General Account. A Participant should make periodic reviews of all allocations in light of market conditions, the Participant's retirement plans, and overall financial planning requirements.

ACCUMULATION UNITS

Remittances of Deferred Compensation Amounts under the Contracts which are allocated to the Separate Account on behalf of a Participant will be credited to an individual accumulation account maintained for such Participant with respect to each of the chosen Funds of the Separate Account in the form of Accumulation Units as of the Valuation Period during which the Deferred Compensation Amount is received by the Insurance Company. The number of Accumulation Units in a Fund of the Separate Account credited to the account of a Participant is determined by dividing the amount allocated to that Fund of the Separate Account on behalf of such Participant by the Accumulation Unit value for that Fund of the Separate Account for the Valuation Period during which the remittance of Deferred Compensation Amounts is received. The value of the Accumulation Units of each Fund of the Separate Account will vary with the investment experience of that Fund.

The number of Accumulation Units in a Participant's individual account will fluctuate in accordance with amounts allocated to or withdrawn from the Funds of the Separate Account. The net change in Accumulation Units is determined by adjusting the number of Accumulation Units in the Funds of the Separate Account as of the end of the previous Valuation Period by adding or deducting Accumulation Units with respect to Deferred Compensation Amounts remitted to, or amounts withdrawn from, the respective Funds of the Separate Account during that Valuation Period. The number of Accumulation Units to be so added or deducted is the number obtained by dividing the amounts so allocated, or withdrawn, by the Accumulation Unit value for that Valuation Period.

The Accumulation Units in each Fund of the Separate Account are valued separately. The value of an Accumulation Unit in each Fund of the Separate Account corresponding to a Fund of the Investment Company originally was set arbitrarily at one dollar. The value of an Accumulation Unit in the Fund of the Separate Account corresponding to one of the Fidelity Portfolios, Scudder Portfolios, American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund) or Calvert Responsibly Invested Balanced Portfolio originally was established by deducting expenses of the Separate Account applicable to that portfolio or fund from the applicable unit value established by the respective Portfolio Company portfolio or fund as of the end of the last Valuation Day immediately preceding the day when the first investment was made by the Separate Account in the Portfolio Company portfolio or fund. For any Valuation Period, the value of an Accumulation Unit in a Fund of the Separate Account is the amount obtained by multiplying the value of an Accumulation Unit in that Fund as of the preceding Valuation Period, by the Fund's Accumulation Unit Change Factor (described below) for that Valuation Period. The dollar value of an Accumulation Unit in each Fund of the Separate Account, therefore, will vary from Valuation Period to Valuation Period, depending on the investment experience of the Fund.

The Accumulation Unit Change Factor for each Fund of the Separate Account for any Valuation Period is determined as:

  (a) the ratio of (i) the asset value of that Fund at the end of the current Valuation Period, before any amounts are allocated to, or withdrawn from, the Fund with respect to that Valuation Period, to (ii) the asset value of the Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

  (b) 1.000000 plus the component of the annual rate of mortality and expense risk, distribution expense and administrative charges (which does not include the monthly administrative charge per Participant which is $2.00 but in no event to exceed 1/12 of 1% of the Account Value in any month) against a Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period (see "Charges").

The value of the Accumulation Units credited to the account of a Participant in the Separate Account for any Valuation Period prior to the Annuity Commencement Date is determined by multiplying the number of Accumulation Units credited to such Participant in each chosen Fund of the Separate Account by the Accumulation Unit value for each chosen Fund at the end of the Valuation Period.

TRANSFERS AMONG INVESTMENT ALTERNATIVES

Prior to the Annuity Commencement Date, Participants may elect, subject to the conditions imposed by the Plan or those described below, to transfer amounts among Investment Alternatives. Thus, amounts may be transferred among Funds of the Separate Account, and between the Separate Account and the General Account (see "General Matters--Contacting the Insurance Company"). A Participant may express the amount sought to be transferred as a dollar amount, or as a number of Accumulation Units, or as a percentage of the value of the Participant's investment in the selected Investment Alternative. Transfers may not be made after the Annuity Commencement Date. No charges are currently imposed for transfers, but the Insurance Company reserves the right to impose such charges in the future.

Any transfers from a Fund of the Separate Account will result in the cancellation of Accumulation Units in that Fund on the basis of the current Accumulation Unit value for the Valuation Period during which the request is received. Transfers to a Fund of the Separate Account from either the General Account or another Fund of the Separate Account will be credited to that Fund based on the current Accumulation

Unit value for the Valuation Period during which the transferred amount is received (see "Postponement of Payments").

No request for a transfer will be binding on the Insurance Company until it receives all information necessary to process the request.

WITHDRAWALS

Pursuant to a Plan, a Participant may withdraw his account balance in the event of an unforeseen emergency or if his account balance is $3,500 or less and certain conditions are met. Otherwise, distributions from the Plan will be subject to the restrictions discussed in "Benefit Payments." In the event of an unforeseen emergency, a withdrawal may be made by the Participant in an amount which does not exceed the lesser of (1) the amount generally needed to meet the unforeseeable emergency and (2) the Participant's Account Balance. Unless the Participant makes a specific determination, the amount of the withdrawal will be made pro rata from the Funds in which the Participant has Accumulation Units.

Income tax regulations issued before 1989 define "unforeseeable emergency" as a severe financial hardship arising from a sudden and unexpected illness or an accident to the Participant or to a dependent, or the loss of the Participant's property due to casualty or other similar extraordinary and unforeseeable circumstances arising from the events beyond his control. A severe financial hardship will not exist if it can be relieved through reimbursement by insurance, liquidation of other assets of the Participant which does not cause severe financial hardship or cessation of Deferred Compensation Amounts under the Plan. The employer shall determine whether a Participant faces an unforeseeable emergency as defined in the Plan.

DEATH BENEFITS

A Plan may provide that a death benefit shall be payable to the Participant's beneficiary(s), in which case the death benefit will be paid by the Insurance Company after it has received (1) due proof of death; (2) notification of an election by the beneficiary of the form in which the death benefit is to be paid; and (3) all other information and documentation necessary to process the death benefit request. The amount of the death benefit will be the value of the Participant's Account Balance as of the date on which the Insurance Company receives such information. Until the Insurance Company receives the items in (1)-(3), the Participant's Account Balance will remain allocated as it was on the date of death of the Participant (unless the beneficiary is the spouse and special rules apply).

In the case of death prior to the Participant's Annuity Commencement Date, such death benefit may be payable in a single sum or as an annuity. Benefit Payments made in the form of an annuity, must be: (i) payable over a period not to exceed the beneficiary's life expectancy if the beneficiary is the Eligible Spouse of the Participant; or (ii) payable over a period not to exceed 15 years if the beneficiary is other than the Eligible Spouse of the Participant. Otherwise, the Participant's entire interest in the Plan must be distributed within five years of the date of death. In the case of death after a Participant's Annuity Commencement Date, the Participant's beneficiary will be entitled to receive the death benefit (if any) provided by the form of annuity in effect on the date of the Participant's death.

BENEFIT PAYMENTS

Amounts payable under a Plan generally may not be paid or made available to a Participant, except as discussed above under "Withdrawals," earlier than the calendar year in which the Participant attains age 70 1/2 or terminates employment. In addition, a Plan must provide that a Participant's entire interest must begin to be distributed not later than April 1 of the calendar year following the year the Participant attains age 70 1/2 (or, in the case of certain governmental plans, the year the Participant retires) over the life of a

Participant, the joint lives of a Participant and a designated beneficiary or a period certain, not longer than the life expectancy of the Participant or joint life expectancies of the Participant and a beneficiary. Benefit Payments before a Participant's death must be made at such time and in such amounts as the Income Tax Regulations shall specify (see also "Annuity Commencement Date" and "Available Forms of Periodic Benefits"). Before 1989, amounts payable under a Plan could not be paid or made available earlier than termination of employment, except in the case of an unforeseen emergency.

Generally, a Plan may provide for payment to be made in the form of a single sum or annuity, as elected by a Participant. A Plan may also provide that a Participant may elect to defer to a future date payment of benefits, subject to the requirements discussed in "Benefit Payments" above. An election as to the form of payment must be made at such time and in such manner as the Plan shall provide and, any election which defers payment of benefits to a future date, shall be made before such benefits are otherwise payable and shall be irrevocable (except in certain limited instances).

                                DISCONTINUANCE

The Contracts provide that a Contractholder may discontinue a Contract, at its discretion, as of the first day of a calendar month that is at least 31 days after notice of such intention to discontinue is received by the Insurance Company. The Insurance Company may discontinue a Contract, in whole or in part, if (1) the Contractholder fails to abide by the terms or requirements of the Contract, or (2) the Insurance Company determines that a modification of the Contracts is necessary to comply with Federal or state requirements, and the Contractholder refuses to accept a substantially similar Contract offered by the Insurance Company that incorporates that modification. Discontinuance of a Contract by the Insurance Company will be effective as of a date specified by the Insurance Company, provided that the Insurance Company must give a Contractholder at least 31 days' advance written notice in which to cure any remediable defaults.

In addition, the Insurance Company has the right to discontinue a Contract if, during any Plan Year, no Deferred Compensation Amounts are remitted on behalf of any of the Participants.

Discontinuance of a Contract will not relieve the Contractholder of its obligations under the Contract, and all provisions of the Contract will continue to apply, except that (1) no further Deferred Compensation Amounts will be made by the Contractholder, and (2) the Contractholder may transfer to another insurance company or other financial institution all amounts accumulated under the Contracts and allocated to Participants, former Participants, and beneficiaries. Such transfer may be made in any manner to which the Contractholder and the Insurance Company agree in writing. In the event of a transfer described in clause (2) above, amounts accumulated for the benefit of a current or former Participant, or beneficiary, who does not consent to the transfer may, as elected by that person, be left on deposit with the Insurance Company, or withdrawn in whole or in part (see "Withdrawals").

                           POSTPONEMENT OF PAYMENTS

Payment of any amounts due from the Separate Account in connection with a withdrawal, death benefit, termination, or transfer of any amount from the Separate Account to the General Account will occur within seven days, unless:

  1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"); or

  2. The Commission by order permits postponement for the protection of Participants; or

  3. An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

                    PERIOD AFTER ANNUITY COMMENCEMENT DATE

GENERAL

At the Annuity Commencement Date, the amount credited to a Participant in the Separate Account will be transferred to the General Account and, together with any amount previously credited to the Participant in the General Account, will be applied to provide a monthly benefit. The amount of each Benefit Payment will be fixed and guaranteed by the Insurance Company to the Contractholder in accordance with the table of annuity purchase rates contained in the Contract. Until paid or otherwise made available to a Participant, Benefit Payments are subject to the claims of the Contractholders' general creditors.

The level of periodic Benefit Payments made to Contractholders under the Contract will not be affected by the mortality experience (death rate) of persons receiving such payments, or of the general population. The Insurance Company assumes the "mortality risk" by virtue of the annuity purchase rates incorporated in the Contract. In addition, the Insurance Company guarantees that it will not increase charges under the Contracts with respect to periodic Benefit Payments regardless of its actual expenses.

Accordingly, periodic Benefit Payments made in a fixed and guaranteed amount are not in any way dependent upon the investment experience of the Separate Account. The amount of such monthly payments depends only on the form of benefit chosen, the applicable benefit purchase rates contained in the Contract and the total amount applied to purchase the benefit.

Once periodic Benefit Payments have commenced with respect to a Participant, no further Deferred Compensation Amounts may be remitted on behalf of that Participant. In addition, neither transfers to the Separate Account, nor withdrawals of any kind, are permitted on behalf of a Participant receiving periodic Benefit Payments.

A Plan may provide that a Participant may elect to receive the Participant's Account Balance as of the Annuity Commencement Date in a lump sum or installment payments in lieu of receiving fixed and guaranteed periodic Benefit Payments.

The Insurance Company will issue to Contractholders for delivery to each Participant thereunder an individual certificate setting forth the amount and terms of payment of the periodic Benefit Payments.

Payment of benefits under the Contracts will be made by the Insurance Company directly to the Contractholder or, if the Insurance Company agrees, to Participants.

ANNUITY COMMENCEMENT DATE

The periodic Benefit Payments with respect to a Participant begin on the Annuity Commencement Date. Participants may elect an Annuity Commencement Date that is the Participant's normal retirement date (as provided for in his employer's pension plan if he is covered by such plan, or if he is not covered by such a plan, age 65); early retirement date (the first day of any calendar month following an early retirement age, if any, as specified in a Plan), or later retirement date (the first day of a calendar month following the Participant's normal retirement date provided the Plan permits a Participant to elect a later retirement date and such election is made before amounts become payable, but no later than April 1 of the calendar year following the year the Participant attains age 70 1/2). For governmental plans, the Annuity Commencement Date may be delayed up to April 1 of the calendar year following the year the Participant separates from service, if later.

Annuity Commencement Date elections must be made in advance, in writing as described under "General Matters--Contacting the Insurance Company."

AVAILABLE FORMS OF PERIODIC BENEFITS

(1) A Participant who has an Eligible Spouse on his Annuity Commencement Date shall have his benefit paid on the Joint and Survivor Annuity form described in Paragraph (4)(a) below. However, the Participant may, before such Annuity Commencement Date, elect in writing (with the right to revoke such election at any time before his Annuity Commencement Date) to have his benefit paid in one of the following forms of payment:

    (a) the Life Annuity form described in Paragraph (4)(b) below,

    (b) the 10 Years Certain and Continuous Annuity form described in Paragraph (4)(c) below,

    (c) the 15 Years Certain and Continuous Annuity form described in Paragraph (4)(d) below, or

    (d) the Full Cash Refund Annuity form described in Paragraph (4)(e) below.

(2) A Participant who does not have an Eligible Spouse on his Annuity Commencement Date shall have his benefit paid on the 10 Years Certain and Continuous Annuity form described in Paragraph (4)(c) below. However, the Participant may, before such Annuity Commencement Date, elect in writing (with the right to revoke such election at any time before such Annuity Commencement
Date) to have his benefit paid on one of the following alternative forms of payment:

    (a) the Life Annuity form described in Paragraph (4)(b) below,

    (b) the 15 Years Certain and Continuous Annuity form described in Paragraph (4)(d) below, or

    (c) the Full Cash Refund Annuity form described in Paragraph (4)(e) below.

(3) Limits on Payment

The forms available under the Contract are those described in Paragraph (4) below. Beginning in 1989, if the value of the Participant's benefit would be less than 66 2/3% of the value of the benefit that would be payable on the Life Annuity Form, such benefit shall be adjusted so that it shall be equal to 66 2/3% of the value of the Participant's benefit on the Life Annuity Form. This may impose, in certain instances, substantial limitations on the forms of benefit payable.

(4) Forms Described

  (a) 66 2/3% Joint and Survivor Life Annuity

  66 2/3% Joint and Survivor Life Annuity provides an adjusted monthly benefit payable during the lifetime of the retired Participant and 66 2/3% of such adjusted monthly benefit payable after his death to his joint annuitant if such joint annuitant survives him, to continue until the death of the joint annuitant. If the joint annuitant should die prior to the Annuity Commencement Date of the Participant, the election of this Option is automatically cancelled, and the Participant shall automatically have his benefit paid on the 10 Years Certain and Continuous Annuity form described in Paragraph 4(c) below unless, prior to the Annuity Commencement Date, he elects in writing (with the right to revoke such election at any time prior to the Annuity Commencement Date) to have his benefit paid on one of the alternative forms of payment.

  (b) Life Annuity

  The Life Annuity form provides for monthly payments continuing to the first day of the month in which the Participant's death occurs.

  (c) 10 Years Certain and Continuous Annuity

  The 10 Years Certain and Continuous Annuity form provides for monthly payments continuing to the first day of the month in which the Participant's death occurs or at the end of the certain period of 120 months, whichever is later. If the Participant dies before the end of the certain period, payments in the same amount shall be continued to the end of such period to the beneficiary. If the beneficiary dies before the end of the certain period, the commuted value of payments not yet made shall be made to the payee named by the Participant.

  (d) 15 Years Certain and Continuous Annuity

  The 15 Years Certain and Continuous Annuity form provides for monthly payments continuing to the first day of the month in which the Participant's death occurs or the end of the certain period of 180 months, whichever is later. If the Participant dies before the end of the certain period, payment in the same amount shall be continued to the end of such period to the beneficiary. If the beneficiary dies before the end of the certain period, the commuted value of payments not yet made shall be made to the payee named by the Participant.

  (e) Full Cash Refund Annuity

  The Full Cash Refund Annuity form provides for monthly payments to the Participant continuing to the first day of the month in which his death occurs. Upon his death, the beneficiary shall be entitled to receive, in cash, the excess, if any, of the Participant's Account Balance as of his Annuity Commencement Date over the aggregate amount of payments made to the Participant.

AMOUNT OF PERIODIC BENEFIT PAYMENTS

The amount of monthly Benefit Payments under the Contract will be determined on the basis of the application of the Participant's Account Balance to the annuity purchase tables contained in the Contracts in accordance with the form of benefit selected. The Insurance Company guarantees that the rates used to determine the amount of Benefit Payments will never be less favorable for a Participant than the guaranteed rate provided in the Contract.

SMALL BENEFIT PAYMENTS

If the initial monthly payment under an annuity benefit payable under the Contract would be less than $20, or if any Participant terminates employment and is eligible for a benefit determined to be less than $20 a month under the 10 Years Certain and Continuous Annuity form (described above), the Insurance Company shall, in lieu of making the monthly Benefit Payments which would otherwise be payable to the Participant commencing on the Participant's Annuity Commencement Date, pay to the Participant on or before the Participant's Annuity Commencement Date, in a single sum, the value of the Participant's monthly annuity benefit that would otherwise be payable on the 10 Years Certain and Continuous Annuity form, provided that single sum does not exceed $3,500.

                              THE GENERAL ACCOUNT

Deferred Compensation Amounts allocated and transfers made to the Insurance Company's General Account become part of the general assets of the Insurance Company, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 (the "1933 Act") nor is the General Account registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the General Account nor any interests therein are subject generally to the provisions of the 1933 or 1940 Acts, and the Insurance Company has been advised that the staff of the Commission has not reviewed the disclosures in this Prospectus which relate to the General Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

SCOPE OF PROSPECTUS

The Contracts provide for accumulation of Deferred Compensation Amounts on a completely fixed basis, a completely variable basis, or a combination fixed and variable basis, and for the payment of periodic benefits on a fixed basis only. This Prospectus, however, is generally intended to serve as a disclosure document for the variable portion of the Contracts only. For complete details regarding the General Account, see the Contracts themselves.

GENERAL DESCRIPTION

The General Account consists of all of the general assets of the Insurance Company, other than those in the Separate Account and the other segregated asset accounts. Amounts are allocated to the General Account at the election of Participants in the form of remittances made by the Contractholder on their behalf, or as transfers from the Separate Account. The Insurance Company bears the full investment risk for all amounts allocated to the General Account (whereas Participants bear the investment risk for amounts allocated to the Separate Account). The Insurance Company has sole discretion to invest the assets of the General Account, subject to applicable law. The Insurance Company guarantees that it will credit interest to amounts accumulated for Participants in the General Account at an effective annual rate of at least 3%. The Insurance Company may, at its sole discretion, credit a higher rate of interest to amounts allocated to the General Account, although the Insurance Company IS NOT OBLIGATED TO CREDIT INTEREST IN EXCESS OF 3% PER YEAR. Under Contracts where employers elect to use electronic media, such as a computer terminal, personal computer or other electronic device located at the employer's place of business, to transmit and receive to and from the Insurance Company, relevant and necessary information with respect to the Contract, subject to the Insurance Company's established rules and requirements with respect to accessing computer information, the Insurance Company reserves the right to credit such Contracts with a different rate of interest in the General Account than Contracts which do not use such electronic computer processing. Any amount held in the General Account does not entitle a Participant to share in the investment experience of the General Account.

TRANSFERS AND WITHDRAWALS

A Plan may provide that at any time prior to a Participant's Annuity Commencement Date, amounts may be transferred from the Funds of the Separate Account to the General Account, and, except where restricted by the Contractholder, from the General Account to the Funds of the Separate Account. Currently, no charge is imposed for such transfers. The Insurance Company reserves the right, however, to impose a charge on transfers in the future.

In the event of an unforeseen emergency, a partial or complete withdrawal may be made from the General Account or the Separate Account prior to a Participant's Annuity Commencement Date (see "Withdrawals"). In the case of such withdrawals, the Insurance Company will pay the lesser of (a) the amount specified in the withdrawal request and (b) the amount that, as of the date of payment, then represents the total amount in the General Account and the Separate Account credited to the Participant.

Transfers and withdrawals from the General Account may be delayed for up to six months following the date that the Company receives such requests.

BENEFIT PAYMENTS

All Benefit Payments under the Contracts are made in the form of a fixed annuity from the General Account. The Insurance Company does not credit discretionary interest in excess of the guaranteed rate of 3% to Benefit Payments. The Contractholder must rely on the annuity purchase tables provided in the Contracts to determine the amount of Benefit Payments to be made with respect to a participant.

                                GENERAL MATTERS

CONTACTING THE INSURANCE COMPANY

Except as provided in the following paragraph, all notices, requests and elections required to be given or made under the Contracts must be in writing and mailed or delivered to the Insurance Company's home office at the following address:

                   Mutual of America Life Insurance Company
                               Thomas A. Harwood
                             Senior Vice President
                                320 Park Avenue
                           New York, New York 10022

or to your appropriate Regional Office. You can check the address for your Regional Office by calling the following number: 800-468-3785.

TRANSFERS AND RE-ALLOCATIONS BY TELEPHONE

Requests by Participants for transfers or changes in the formula for allocation of Deferred Compensation Amounts remitted may be made by telephone in lieu of the written procedure described above. Requests by telephone, however, may be made only if a Participant has received a Personal Identification Number, which the Insurance Company provides automatically, and agreed to use it in accordance with the applicable rules and requirements. Thereafter, the Participant may contact the Insurance Company by telephone (800-468-3785) and request the desired transaction or change. Transfers requested by telephone will go into effect on the days on which the request is made if received by 4 PM, Eastern Standard time (or Daylight Savings Time, as applicable), at the next calculated price. The Insurance Company reserves the right to suspend or terminate the right to request transfers or reallocations by telephone at any time. Although failure to follow reasonable procedures may result in the Insurance Company's liability for any losses due to unauthorized or fraudulent telephone transfers, it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Insurance Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Those procedures shall consist of confirming the Participant's Social Security number, checking the Personal Identification Number, tape recording all telephone transactions and providing written confirmation thereof.

DESIGNATION OF BENEFICIARY

Under the Plans, and subject to applicable laws, a Participant may designate (with the right to change such designation from time to time) a beneficiary to receive any payments with respect to a Participant becoming due to a beneficiary upon a Participant's death. The Participant may change the beneficiary while the Participant is living. Generally, the Insurance Company will pay to the Contractholders, as beneficiaries under the contracts, any payments becoming due because of a Participant's death.

If no designated beneficiary survives the Participant, and unless otherwise provided by the Plan or directed by a Contractholder, the Insurance Company will pay any single sum payment or the commuted value of any remaining periodic payments to the first surviving class of the following classes of successive preference beneficiaries: (a) the Participant's surviving spouse;
(b) the Participant's surviving children; (c) the Participant's surviving parents; (d) the Participant's surviving brothers and sisters; and (e) the executors or administrators of the Participant's estate. Any commuted value will be determined on the basis of compound interest at a rate, determined by the Insurance Company, that is consistent with the interest assumption of the rates used to determine the amount payable under a periodic benefit payment (see "Amount of Periodic Benefit Payments").

ASSIGNMENT OF CONTRACT

No assignment of a Contract, nor transfer of any rights conferred thereunder, is permitted.

THE INSURANCE COMPANY'S LIABILITY

The Insurance Company's liability for the payment of benefits (see "Period After Annuity Commencement Date"), death benefits and withdrawals (see "Withdrawals") is limited to the payments provided under the Contracts that arise from Participants' Account Balances.

Upon exhaustion of all amounts held under a Contract by withdrawals or by transfers upon discontinuance of the Contract (see "Discontinuance"), that Contract will terminate and the Insurance Company will be relieved of all further liability thereunder, except with respect to any periodic benefits provided on or before the date the Contract was terminated.

The Insurance Company may rely on the reports and other information furnished by Contractholders or Participants as required under the Contracts, and need not inquire as to the accuracy or completeness of such reports and information (see "Information and Determinations").

MODIFICATION OF CONTRACTS

No Contract may be modified as to the Insurance Company, nor may any of the rights or requirements of the Insurance Company be waived, except in writing and by a duly authorized officer of the Insurance Company.

A Contract may be changed at any time by the Insurance Company by amendment or replacement upon at least 31 days' written advance notice to the Contractholder without the consent of any Participant, or any other person who is, or may become, entitled to benefits under the Contract, provided that such changes shall not affect the amount or the terms of the periodic benefits provided thereunder before such change.

EVIDENCE OF SURVIVAL

When payment of a periodic benefit is contingent upon the survival of any person, evidence of that person's survival must be furnished to the Insurance Company, either by the personal endorsement of the check drawn for payment, or by other means satisfactory to the Insurance Company.

MISSTATEMENT OF INFORMATION

If a benefit provided under one of the Contracts was based on information that has been misstated, the benefit will not be invalidated, but the amount of the benefit payments or the amount applied to provide the benefit, or both, will be adjusted to the proper amount as determined on the basis of the corrected information.

The amount of any underpayments by the Insurance Company due to any misstatement shall be paid in full with the next payment due with respect to the Participant under the Contract. The amount of any overpayments by the Insurance Company due to any misstatement will be deducted to the extent possible from the payments thereafter falling due with respect to the Participant. Interest, based on an annual effective rate of 5%, will be included in the amount of any underpayments or overpayments.

INFORMATION AND DETERMINATIONS

Contractholders and Participants, as appropriate, will furnish the Insurance Company with the facts and information that the Insurance Company may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder or Participant. Any determination that a Contractholder is to make will be made pursuant to the terms of the Contract and will be reported by the Contractholder to the Insurance Company.

ALTERNATE PAYMENTS OF BENEFITS

The Insurance Company may make payment due to a payee who is physically or mentally incompetent to receive such payments, or is a minor, to certain other persons in accordance with the Contracts. Upon making these alternate payments, the Insurance Company will be discharged from all liability with respect to payments due to the payee. Payments to a minor will be limited to $250 a month until either (a) a guardian is appointed or (b) the minor has attained majority.

PARTICIPATION IN DIVISIBLE SURPLUS

The Insurance Company is a mutual life insurance company and, therefore, has no stockholders. The Contractholders or Participants share in the earnings of the Insurance Company. No assurance can be given as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future. The determination of such surplus is within the sole discretion of the Insurance Company's Board of Directors. Under usual circumstances separate accounts receive little benefit from and contribute little to divisible surplus.

                              FEDERAL TAX MATTERS

For federal income tax purposes, the Separate Account is not an entity separate from the Insurance Company, and its operations are considered part of the Insurance Company. Accordingly, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Under existing Federal income tax law, no taxes are due on net investment income and realized capital gains earned by Separate Account. The Insurance Company reserves the right to make a deduction for taxes if in the future the Insurance Company must pay tax on the Separate Account's operations.

TAXATION OF BENEFIT PAYMENTS

The Contracts offered by this Prospectus are intended to be annuity contracts for purposes of Section 72 of the Code.

Any contributions by the employer (or earnings thereon) are not taxed to a Participant until distributed or otherwise made available to the Participant or his beneficiary.

THE CONTRACT

The Contract is offered for use with an eligible deferred compensation plan designed to meet the qualifications of Section 457 of the Code. Contractholders are responsible for establishment and administration of the Plan in accordance with the provisions of Section 457 of the Code. In addition to limitations on amounts a Participant may defer (see "Limitations on Deferrals") and restrictions on withdrawals (see "Withdrawals"), an eligible deferred compensation plan must provide that the Account Balances under the Contract shall remain solely the property of the Contractholder, subject only to the claims of the Contractholder's general creditors, until made available to a Participant or a Participant's beneficiary.

In general, a death benefit, consisting of amounts paid to a Participant's beneficiary, is includible in the Participant's estate for federal estate tax purposes (see "Obtaining Tax Advice").

WITHHOLDING ON BENEFIT PAYMENTS AND OTHER DISTRIBUTION

Federal tax withholding on periodic benefit payments and other distributions (such as lump sum distributions or partial withdrawals to the extent available under a Plan) may be required.

OBTAINING TAX ADVICE

The description of this Prospectus of the current federal tax status of amounts accumulated or received under the Contracts is not exhaustive and is for information purposes only. The description does not purport to cover all situations involving the purchase of an annuity or the election of an option under the Contracts. Tax results may vary depending upon individual situations and special rules may apply in certain cases. State and local taxes may also pertain. For these reasons, a qualified tax advisor should be consulted for complete tax information regarding any specific situation.

                                 VOTING RIGHTS

In accordance with the Insurance Company's view of present applicable law and so long as the Commission continues to interpret the 1940 Act as requiring pass-through voting privileges, the Insurance Company will vote the shares of the Investment Company Funds, the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund) and Calvert Responsibly Invested Balanced Portfolio held in the Separate Account at regular and special meetings of the shareholders of such funds or portfolios according to instructions received from persons having the right to instruct the Insurance Company on how to vote the shares (i.e., the Participants). The Insurance Company will vote shares for which it has not received instructions in the same proportion as the Insurance Company votes shares for which the Insurance Company has received instructions, except for shares owned by the Insurance Company representing "seed" money, which will be voted in the Insurance Company's discretion. The Insurance Company exercises discretion with respect to less than 1% of the voting interest in the Separate Account. If the Investment Company Act of 1940 should be amended, or if the present interpretation thereof should change, and as a result the Insurance Company determines that it is permitted to vote the shares of the Investment Company Funds, the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and the Calvert Responsibly Invested Balanced Portfolio in its own discretion, it may elect to do so.

The person having the right to give voting instructions to the Insurance Company is the individual for whom amounts are accumulated in the Separate Account.

Each person having the right to give voting instructions to the Insurance Company will receive periodic reports relating to any of the Investment Company Funds, the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and the Calvert Responsibly Invested Balanced Portfolio for which he or she has the right to give voting instructions, including proxy material and a form with which to give voting instructions.

                            PERFORMANCE INFORMATION

MONEY MARKET FUND

From time to time, quotations of the "yield" and "effective yield" of the Separate Account's Money Market Fund may be included in advertisements, sales literature or shareholder reports. Both yield figures are based on the historical Money Market Fund performance of the Fund and show the performance of a hypothetical investment and are not intended to indicate future performance. The yield of the Money Market Fund refers to the net investment income generated by the Fund over a specified seven-day period (the ending date of which will be stated). This income is then annualized. That is, the amount of income generated by the Fund during that week is assumed to be generated during each week in such a 52-week period and is shown as a percentage. The effective yield is expressed similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Yield and effective yield for the Money Market Fund will vary based on, among other things, changes in the market conditions, the level of interest rates and the level of the Money Market Fund's portfolio expenses.

OTHER FUNDS

From time to time, quotations of a Fund's "total return" may be included in advertisements, sales literature or shareholder reports. Total return figures are based on the historical performances of the Fund and show the performance of a hypothetical investment and are not intended to indicate future performance. The total return of a Fund refers to return assuming an investment has been held in the Fund for one, five and ten years and for the life of the Fund (the ending date of which will be stated). The total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Fund will vary based on, among other things, changes in market conditions and the level of the Fund's expenses.

For a detailed description of the methods used to determine yield and total return for the Separate Account's Funds, see the Statement of Additional Information.

                           FUNDING AND OTHER CHANGES

The Insurance Company reserves the right, subject to compliance with applicable law, including approval of Participants if so required, (1) to create new investment funds of the Separate Account at any time; (2) to transfer assets determined by the Insurance Company to be associated with the class of contracts to which the Contracts belong from the Separate Account to another separate account of the Insurance Company by withdrawing the same percentage of each investment in the Separate Account with appropriate adjustments to avoid odd lots and fractions; (3) to create additional separate investment accounts or combine any two or more accounts including the Separate Account; (4) to operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and to designate an investment advisor in connection therewith, which may be the Insurance Company, an affiliate of the Insurance Company or another person; (5) to deregister the Separate Account under the 1940 Act; and (6) to operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of the Insurance Company or an affiliate, or to discharge the committee of one or more of the Separate Accounts.

                       OTHER VARIABLE ANNUITY CONTRACTS

In addition to the Contracts described in this Prospectus, the Insurance Company offers other individual and group variable annuity contracts, some of which are not described in this Prospectus but which also participate in the Separate Account.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Distribution of the Contracts
Money Market Yield Calculation
Performance Information
Safekeeping of Separate Account Assets
State Regulation
Periodic Reports

Legal Proceedings
Legal Matters
Experts
Additional Information
Financial Statements

          OBTAINING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION

To receive a copy of the Statement of Additional Information at no charge, the Participant may, as an alternative to calling (212) 224-1600, detach the Form included below and mail it to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022.

--------------------------------------------------------------------------------

               ORDER FORM FOR STATEMENT OF ADDITIONAL INFORMATION

To:  Mutual of America Life Insurance Company

Please send me a copy of the Statement of Additional Information dated May 1, 1997 for the Section 457 Contract offered by Mutual of America. My name and address are as follows:

                ------------------------------------------------------------
                Name

                ------------------------------------------------------------
                Street Address

                ------------------------------------------------------------
                City                                State              Zip